UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________
FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2008

IMMERSION CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	000-27969	94-3180138

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
801 Fox Lane San Jose, California 95131
(Address of principal executive offices) (Zip Code)

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Registrant’s telephone number, including area code: (408) 467-1900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On August 25, 2008, Immersion Corporation (“Immersion”) and Microsoft Corporation (“Microsoft”) agreed to settle the breach of contract claim filed by Microsoft in June 2007 against Immersion in the U.S. District Court for the Western District of Washington, as well as Immersion’s counterclaim.  A copy of the press release announcing the settlement is attached as Exhibit 99.1 to this report and incorporated herein by reference.

The settlement arrangement provides that Immersion will pay Microsoft $20.75 million, and Immersion will be admitted to the Microsoft Certified Partner Program.

Item 9.01     Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

99.1	Press Release dated August 26, 2008 regarding the settlement of the lawsuit filed by Microsoft Corporation against Immersion.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMERSION CORPORATION

Date:	August 26, 2008	By:	/s/ Stephen M. Ambler
Chief Financial Officer and Vice President,
Finance

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 26, 2008 regarding the settlement of the lawsuit filed by Microsoft Corporation against Immersion.